Exhibit 10.11

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, Inland Real Estate Acquisitions, Inc., an Illinois corporation, (“Assignor”), hereby assigns to IREIT Milford Marketplace, L.L.C., a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement and Escrow Instructions dated as of August 21, 2015 (as amended, the “Purchase Agreement”) by and between Assignor, as the buyer, and O’Connor/Realvest Milford LLC, as the seller, but only with respect to the purchase and sale of certain real property and improvements listed on Exhibit A attached hereto and commonly known as Milford Marketplace (“Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Property; provided, however, Assignor agrees to remain liable under the Purchase Agreement as if Assignor is still a party to such Purchase Agreement.

This Assignment is effective as of the 1st day of October, 2015.

ASSIGNOR:	Inland Real Estate Acquisitions, Inc., an Illinois corporation

	By:	/s/ Matthew Tice
	Name:	Matthew Tice
	Its:	Vice President

ASSIGNEE:	IREIT Milford Marketplace, L.L.C., a Delaware limited liability company

	By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

		By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Its:	Vice President, Treasurer & CAO

EXHIBIT “A”

LEGAL DESCRIPTION

The land referred to in this Policy is described as follows:

#1650 Boston Post Road:

A certain piece or parcel of land in the City of Milford, County of New Haven and State of Connecticut and depicted as Parcel 'A' on a certain map entitled "ALTA/ACSM Land Title Survey, 'Urban' Survey for #1620-1634 and #1650 Boston Post Road, Milford, Connecticut, 06460 ... March 9,2006 ... by Westcott and Mapes, Inc., New Haven, CT.", which map is on file with the Milford Town Clerk as Map #AB3102-3.

Said parcel of land being more particularly bounded and described as follows:

Beginning at a point on the northerly highway line of the Boston Post Road (a/k/a U.S. Route 1), so called, which point lies on the easterly boundary of land owned now or formerly by 1620-34 Boston Post Road, LLC and which point is labeled "Point of Beginning B" on the above referenced map.

Thence proceeding in a northwesterly direction along said easterly boundary of land owned now or formerly by said 1620-34 Boston Post Road, LLC along a line having a bearing of N 33º 59' 42" W for a distance of 263.00 feet to a point which marks the most northeasterly corner of land now or formerly of said 1620-34 Boston Post Road, LLC;

Thence proceeding in a southwesterly direction along the northerly boundary of land owned now or formerly by said 1620-34 Boston Post Road, LLC along a line having a bearing of S 56 º 00' 18" W for a distance of 600.00 feet to a point which marks the most northwesterly comer of land owned now or formerly by Santorio, Giulia and which point also marks the most northeasterly corner of land owned now or formerly by Milford Post Associates, LLC;

Thence continuing in a southwesterly direction along the northerly boundary of said Milford Post Associates, LLC along a line having a bearing of S 56 º 03' 33" W for a distance of 85.29 feet to a point on the easterly street line of Woodruff Road, so called, all as depicted on the above referenced map;

Thence proceeding in a northwesterly direction along said easterly street line of Woodruff Road along a line having a bearing of N l0 º 26' 12" W for a distance of 366.48 feet to the most northwesterly corner of the herein described parcel which point also marks the most southwesterly corner of land owned now or formerly of Duane J. Bottino, all as depicted on the above referenced map;

Thence proceeding in a northeasterly direction along the northerly boundary of the herein described parcel of land along the southerly boundary of properly owned now or formerly by said Duane J. Bollino in part, thence along land owned now or formerly by John R. & Irene Horvack & Successors in part, thence along land owned now or formerly by Angelo Nunno in part, thence along the southerly boundary of land owned now or formerly by Helen F. Ucci in part and along the southerly boundary of land owned now or formerly of Andreanne & Contaxes D. Johnson in part, all along a line having a bearing of N 56 º 09' 03" E for a distance of 705.44 feet to a point;

Thence continuing in a northeasterly direction along the northerly boundary of the herein described parcel of land along the southerly boundary of property owned now or formerly by said Andreanne & Contaxes D. Johnson in part, thence along land owned now or formerly by Barbara Clemente, Est. in part, thence along land owned now or formerly by Jacob & Virginia Maurath & survivors in part, thence along the southerly boundary of land owned now or formerly by Paul S. & Cynthia E. Cooper, in part, thence along the southerly boundary of land owned now or formerly by Ludwik & Danuta Wagner in part, thence along the southerly boundary of land owned now or formerly by Frank & Laurie L. Tomaszek and along the southerly boundary of land owned now or formerly by Alfred J. & Patricia A. Winzer in part all along a line having a bearing of N 56 º 36' 03" E for a distance of 523.22 feet to a point which marks the most northeasterly corner of the herein described parcel;

Thence proceeding in a southwesterly direction along the northwesterly boundary of land owned now or formerly of Szkotnicki Family Limited Partnership along a line having a bearing of S l5 º 02' 33" W for a distance of 264.25 feet to a point;

Thence proceeding in a southeasterly direction along the westerly boundary of land owned now or formerly by said Szkotnicki Family Limited Partnership along a line having a bearing of S 39 º 29' 47" E for a distance of 425.14 feet to a point on the northerly highway line of the Boston Post Road which point is marked by an iron pin and which point marks the most southeasterly corner of the herein described parcel;

Thence proceeding in a southwesterly direction along the northerly highway line of said Boston Post Road along the following bearings and distances in order: S 56º55' 18" W, 216.36 feet, thence S56º27'18" W, 150.00 feet, thence S 56 º 00'18" W for a distance of 164.70 feet to the point and place of beginning.

The above described parcel of land contains 12.033 acres in area.

# 1634 Boston Post Road:

A CERTAIN PIECE OR PARCEL OF LAND SITUATED IN THE CITY OF MILFORD, CONNECTICUT, SAID PARCEL OF LAND BEING DEPICTED AS "LEASE PARCEL 'B', AREA = 1.334 ACRES", #1634 "'OUTSVILLE', EXISTING BUILDING'' ON A CERTAIN MAP ENTITLED ''LEASE LINE MAP, #1620-#1634 BOSTON POST ROAD, MILFORD, CONNECTICUT.. 2/1/06, REV. 5/16/06 BY WESTCOTT & MAPES, INC. NEW HAVEN, CONNECTICUT", SAID PARCEL OF LAND BEING MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHERLY HIGHWAY LINE OF BOSTON POST ROAD (U.S. RTE. 1), SO CALLED, SAID POINT BEING THE MOST SOUTHWESTERLY CORNER OF THE HEREIN DESCRIBED LEASE PARCEL AND THE MOST SOUTHEASTERLY CORNER OF #1620 BOSTON POST ROAD, ALL AS DEPICTED ON THE ABOVE REFERENCED MAP;

THENCE PROCEEDING IN A NORTHWESTERLY DIRECTION ALONG THE EASTERLY BOUNDARY OF SAID #1620 BOSTON POST ROAD, AS DEPICTED ON THE ABOVE REFERENCED MAP, ALONG A LINE HAVING A BEARING OF N 34º 44' 24" W FOR A DISTANCE OF 259.81 FEET TO A POINT WHICH MARKS THE MOST NORTHWESTERLY CORNER OF THE HEREIN DESCRIBED LEASE PARCEL;

THENCE PROCEEDING IN A NORTHEASTERLY DIRECTION ALONG THE NORTHERLY BOUNDARY OF SAID # 1634 BOSTON POST ROAD, AS DEPICTED ON THE ABOVE REFERENCED MAP, ALONG A LINE HAVING A BEARING OF N 56 º 00' 18'' E FOR A DISTANCE OF 224.43 FEET TO A POINT WHICH MARKS THE MOST NORTHEASTERLY CORNER OF THE HEREIN DESCRIBED LEASE PARCEL.

THENCE PROCEEDING IN A SOUTHEASTERLY DIRECTION ALONG THE EASTERLY BOUNDARY OF SAID #1634 BOSTON POST ROAD, AS DEPICTED ON THE ABOVE REFERENCED MAP, ALONG A LINE HAVING A BEARING OF S 33 º 59' 42" E FOR A DISTANCE OF 262.00 FEET TO A POINT WHICH MARKS THE MOST SOUTHEASTERLY CORNER OF THE HEREIN DESCRIBED LEASE PARCEL;

THENCE PROCEEDING IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTHERLY BOUNDARY OF SAID # 1634 BOSTON POST ROAD ALONG A LINE HAVING A BEARING OF S 56º 34' 41'' W FOR A DISTANCE OF 221.06 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE DESCRIBED LEASE PARCEL OF LAND CONTAINS 1.334± ACRES OF LAND IN AREA.

Together with appurtenant easement rights as set forth in a Declaration of Reciprocal Easements and Restrictive Covenants dated June 12, 2006 and recorded in Volume 3094 at Page 453; as amended by instrument dated December 17, 2010 and recorded in Volume 3391 at Page209 of the Milford Land Records.